JPMORGAN TRUST I

JPMorgan Money Market Funds
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund
(All Share Classes)

JPMORGAN TRUST II

JPMorgan Money Market Funds
JPMorgan Liquid Assets Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
(All Share Classes)

Supplement dated April 13, 2009,
to the Prospectuses dated July 1, 2008, as supplemented

Continued Participation in the U.S. Department of the Treasury’s Temporary Guarantee
Program for Certain Money Market Funds

The Board of Trustees of the following JPMorgan Money Market Funds (the “Funds”):

•	JPMorgan Prime Money Market Fund

•	JPMorgan Liquid Assets Money Market Fund

•	JPMorgan Tax Free Money Market Fund

•	JPMorgan Municipal Money Market Fund

•	JPMorgan California Municipal Money Market Fund

•	JPMorgan Michigan Municipal Money Market Fund

•	JPMorgan New York Municipal Money Market Fund

•	JPMorgan Ohio Municipal Money Market Fund

has approved the continued participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, in the event that the per share value of a Fund falls below $0.995 and a Fund liquidates its holdings, the Program will provide coverage to shareholders who held shares in the Fund on September 19, 2008 for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program is funded from assets in the Exchange Stabilization Fund (the “ESF”). Payments to investors under the Program will depend on the availability of assets in the ESF. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

SUP-MMKT-409

For the continued participation in the Program from May 1, 2009 through September 18, 2009 (“Extension Period”), a non-refundable payment to the U.S. Department of the Treasury is required in the amount of 0.015% multiplied by the number of outstanding shares of each Fund as of September 19, 2008. This expense, which will be amortized over the Extension Period, will be borne by the Funds without regard to any contractual expense limitations currently in effect for the Funds. This expense is not included in the “Total Annual Operating Expenses” or “Net Expenses” as set forth in the Annual Operating Expenses tables in the Funds’ current prospectuses. All shareholders of each Fund will bear this cost without regard to the extent of their coverage under the Program. This amount is in addition to the payments made for participation in the two prior terms of the Program and, in the aggregate, equates to 0.04% (on an annualized basis) over the entire one-year term of the Program.

Discontinuance of Participation in the U.S. Department of the Treasury’s Temporary Guarantee
Program for Certain Money Market Funds

The Board of Trustees has also determined that, effective May 1, 2009, the following JPMorgan Money Market Funds will no longer participate in the Program:

•	JPMorgan Federal Money Market Fund

•	JPMorgan U.S. Government Money Market Fund

•	JPMorgan U.S. Treasury Plus Money Market Fund

Any questions regarding the Funds’ participation in the Program should be addressed directly to your Fund according to the contact information provided in your Fund’s prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE